UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026
FIRST WESTERN FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 16th Street, Suite 1200 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 303.531.8100
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	NASDAQ Stock Market LLC

Item 5.07    Submission of Matters to a Vote of Security Holders.
First Western Financial, Inc. (the “Company”) held the Annual Meeting on June 3, 2026. At the Annual Meeting, the Company’s shareholders (i) elected eleven directors to serve on the Board of Directors until the Company’s 2027 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal; (ii) ratified the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026; and (iii) approved an advisory, non-binding vote regarding the compensation paid to the Company's named executive officers. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the SEC on April 24, 2026. The final voting results for each proposal are presented below.

Proposal 1 – Election of Directors
At the Annual Meeting, the Company’s shareholders elected eleven directors to serve on the Board of Directors until the Company’s 2027 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal. The table below presents the final voting results for this proposal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott C. Wylie	6,058,928	29,864	670,427
Julie A. Caponi	5,783,658	305,134	670,427
Julie A. Courkamp	6,047,619	41,173	670,427
David R. Duncan	5,827,739	261,053	670,427
Thomas A. Gart	5,629,770	459,022	670,427
Patrick H. Hamill	5,765,781	323,011	670,427
Luke A. Latimer	6,046,846	41,946	670,427
Scott C. Mitchell	6,067,380	21,412	670,427
Ellen S. Robinson	6,056,427	32,365	670,427
Mark L. Smith	5,958,377	130,415	670,427
Joseph C. Zimlich	5,847,745	241,047	670,427

Proposal 2 – Ratification of Appointment of Crowe LLP as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. The table below presents the final voting results for this proposal:

Votes For	Votes Against	Abstentions
6,578,057	181,161	1

Proposal 3 – Advisory, Non-Binding Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

At the Annual Meeting, the Company’s shareholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. The table below presents the final voting results for this proposal:

Votes For	Votes Against	Abstentions
4,865,971	1,218,437	4,384

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: June 5, 2026	By: /s/ Scott C. Wylie
Scott C. Wylie

Chairman, Chief Executive Officer and President